EXHIBIT 99.7

                               LETTER WAIVER
                           TRADE CREDIT FACILITY


                       Dated as of September 29, 2000


To the Lenders parties to the Sixth
   Amended and Restated Credit
   Agreement referred to below and
   to The Bank of Nova Scotia, as
   administrative agent (the
   "Administrative Agent") for the
   Lenders

Ladies and Gentlemen:

      We refer to the SIXTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 17, 1999 (as amended or otherwise modified prior to the date hereof, the "Trade Credit Agreement"), among the undersigned and you. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the Trade Credit Agreement.

      We hereby request that you waive, solely for the period commencing on June 19, 2000 through October 6, 2000 (the "Waiver Termination Date"), the U.S. Borrower's and Group's compliance with the terms of Sections 8.3.1 and
8.3.2 of the Trade Credit Agreement for the Fiscal Quarters ending on July 1, 2000 and September 30, 2000.

      We understand and agree that nothing in this Letter Waiver shall constitute a commitment by any Lender to participate in, provide, amend, modify, restate, extend or arrange any other financing in connection herewith.

      This Letter Waiver and the agreements contained herein shall become effective as of the date first above written when, and only when, on or before September 29, 2000, the Administrative Agent shall have received (a) counterparts of this Letter Waiver executed by us and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Letter Waiver, (b) an Affirmation and Consent in form and substance satisfactory to the Administrative Agent executed by each of the Guarantors party to the Subsidiary Guaranty, and
(c) evidence that each of the credit facilities listed on Schedule I hereto have been effectively waived in a manner substantially similar to the terms of this Letter Waiver.

      The Trade Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respect ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Fronting Bank or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

      On the Waiver Termination Date, without any further action by any Agent, the Fronting Bank and the Lenders, all of the terms and provisions set forth in the Loan Documents shall have the same force and effect as if this Letter Waiver had not been entered into by the parties hereto, and each Agent, the Fronting Bank and the Lenders shall have all of the rights and remedies afforded to them under the Loan Documents as though no waiver had been granted by them hereunder.

      If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning (i) one counterpart of this waiver, by fax, to Michael Baker, Esq., Shearman & Sterling, (telephone: (212) 848-4855, fax: (212) 848-7179) NO LATER THAN
NOON ON FRIDAY, SEPTEMBER 29, 2000 and (ii) two original counterparts of this Letter Waiver, by overnight courier, to Michael Baker, Esq., Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

      This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

      This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the choice of law provisions thereof.


                                  Very truly yours,


                                  WARNACO INC.


                                  By: /s/ Stanley P. Silverstein
                                     --------------------------------------
                                     Title:


                                  DESIGNER HOLDINGS, LTD.


                                  By: /s/ Stanley P. Silverstein
                                     --------------------------------------
                                     Title:


                                  WARNACO (HK) LTD.


                                  By: /s/ Stanley P. Silverstein
                                     --------------------------------------
                                     Title:


                                  WARNACO B.V.


                                  By: /s/  William S. Finkelstein
                                     --------------------------------------
                                     Title:


                                  By: /s/  William S. Finkelstein
                                     --------------------------------------
                                     Title:


                                  WARNACO NETHERLANDS B.V.


                                  By: /s/  William S. Finkelstein
                                     --------------------------------------
                                     Title:


                                  By: /s/  William S. Finkelstein
                                     --------------------------------------
                                     Title:


                                  WARNACO HOLLAND B.V.


                                  By: /s/  William S. Finkelstein
                                     --------------------------------------
                                     Title:


                                  By: /s/  William S. Finkelstein
                                     --------------------------------------
                                     Title:


                                  THE WARNACO GROUP, INC.


                                  By: /s/ Stanley P. Silverstein
                                     --------------------------------------
                                     Title:



Agreed as of the date first above written:


             CITIBANK, N.A.
------------------------------------------
[Please type or print name of institution]


By: /s/ Marc Merlino
   ---------------------------------------
   Title:                - Vice President




Agreed as of the date first above written:


The Bank of Nova Scotia
------------------------------------------
[Please type or print name of institution]


By:   John Hopmans
   ---------------------------------------
   Title: Managing Director




Agreed as of the date first above written:


MORGAN GUARANTY INST COMPANY OF NEW YORK
------------------------------------------
[Please type or print name of institution]


By: Kimberly L. Turner
   ---------------------------------------
   Title: Vice President




Agreed as of the date first above written:


SOCIETE GENERALE
------------------------------------------
[Please type or print name of institution]


By: /s/  Jay Sands
   ---------------------------------------
   Title:  Managing Director




Agreed as of the date first above written:


THE PAI-ICAI KANGYO BANK, LYD
------------------------------------------
[Please type or print name of institution]


By: /s/  Andreas Panteli
   ---------------------------------------
   Title: Senior Vice President




Agreed as of the date first above written:


FLEET NATIONAL BANK
------------------------------------------
[Please type or print name of institution]


By: /s/
   ---------------------------------------
   Title:  Director




Agreed as of the date first above written:


THE BANK OF NEW YORK
------------------------------------------
[Please type or print name of institution]


By: /s/ Eliza Adams
   ---------------------------------------
   Title:  Vice President




Agreed as of the date first above written:


STANDARD CHARTERED BANK
------------------------------------------
[Please type or print name of institution]


By: /s/ Peter Brach
   ---------------------------------------
   Title:  Vice President




Agreed as of the date first above written:


THE INDUSTRIAL BANK OF JAPAN, LIMITED
------------------------------------------
[Please type or print name of institution]


By: /s/ Kenneth Biegen
   ---------------------------------------
   Title:  Senior Vice President




Agreed as of the date first above written:


WACHOVIA BANK, N.A.
------------------------------------------
[Please type or print name of institution]


By: /s/ M. Eugene Wood
   ---------------------------------------
   Title:  Senior Vice President




Agreed as of the date first above written:


MERITA BANK PLC
------------------------------------------
[Please type or print name of institution]


By: /s/ Garry Weiss
   ---------------------------------------
   Title:  Vice President


By: /s/  KARL FORSMAN
   ---------------------------------------
   Title:  Vice President




Agreed as of the date first above written:


BANK OF TOKYO-MITSUBISHI TRUST COMPANY
------------------------------------------
[Please type or print name of institution]


By:
   ---------------------------------------
   Jeffrey Millar






                                               SCHEDULE I TO LETTER WAIVER


1. Amended and Restated Credit Agreement dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Commerzbank A.G., New York branch, as Documentation Agent, and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent, Swing Line Bank and Issuing Bank.

2. Five-Year Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Societe Generale and Commerzbank A.G., as Co-Documentation Agents, Bank of America, N.A. and the Dai-Ichi Kangyo Bank, as Co-Agents and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent and Swing Line Bank.

3. 364-Day Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A. as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent and The Bank of New York, as Administrative Agent.

4. Credit Agreement, dated July 9, 1996, among Warnaco Inc., The Warnaco Group, Inc., certain subsidiaries of Warnaco Inc., the Lenders named therein, and Societe Generale, as Arranging Bank, Overdraft Bank and Managing and Administrative Agent, as amended.

5. Revolving Credit and Guarantee Agreement, dated August 14, 1996 among Warnaco Inc., certain of its subsidiaries, the Lenders named therein, and Societe Generale, as Managing and Administrative Agent, as amended.

6. Amended and Restated Credit Agreement, dated as of September 24, 1996, between Warnaco of Canada Limited and The Bank of Nova Scotia, as amended.

7. Line of Credit Agreement, dated October 31, 1996, among Lintex-Warnaco S.A., the guarantors named therein and Societe Generale Bank and Trust, as amended.

8. Line of Credit Agreement, dated as of October 31, 1996, between Warnaco Intimo and Societe Generale, as amended.

9. Letter of Credit Agreement, dated as of July 27, 2000, among The Warnaco Group, Inc., Warnaco Inc., certain of its subsidiaries, and the Bank of Nova Scotia, as amended.